1

                               MARKETING AGREEMENT

Agreement made on the 14 day of April, 1999, between Brilliant Spirit LTD., a corporation organized and established under the laws of the Republic of Ireland, registration number 235507, having its principal place of business at 56 St. Margarets Avenue, City of Dublin, Republic of Ireland herein referred to as "the Manufacturer" and White Diamond Spirits Inc., having its principal place of business at 3525 Harmon Avenue, City of Las Vegas, State of Nevada, USA herein referred to as "White Diamond".

                                    Recitals

A. The Manufacturer is engaged in the manufacture, production and sale of "Brilliant" label Vodka (all sizes and flavors), wines, liqueurs and brandies and will in the future manufacture, produce and sell other lines including (but not limited to) "Russian Diplomat" and "Brilliant Star 2000" Vodka. (a portfolio of products both current and future is attached hereto and incorporated herein by reference in Exhibit A).

B. White Diamond possesses the facilities and ability to distribute and promote the sale of the products manufactured by the Manufacturer.


C. White Diamond desires to obtain from the Manufacturer and the Manufacturer desires to grant to White Diamond the right to sell and promote the sale of part or all of the Manufacturer's products, including but not limited to, vodkas, wines, liqueurs and brandies. During the initial term of this agreement and subject to the right and license to import, promote and sell the Manufacturer's products as specified in (Appendix 1) it is the intention of the parties to grant further product authorizations, including but not limited to vodkas, wines, liqueurs and brandies. The Manufacturer further agrees to bring to White Diamond's attention any and all new products being developed for the Export Market.

/s/ MM
/s/ IT



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


                                        2

D.   White Diamond is hereby granted the rights to distribute,  promote and sell
     the  authorized   Manufacturer's  products  as  specifically  described  in
     Appendix 2 hereinafter referred to as the "Territory".

In consideration of the mutual benefit to be derived, the parties agree as follows:

1.   Appointment.

     The Manufacturer appoints White Diamond as the state primary importer with the authority and right to appoint wholesale agents with the mutual approval of Brilliant Spirit LTD. The Manufacturer also grants White Diamond the right to register itself as the primary importer in the territories and to register all label certification in the territories. We, Brilliant Spirit Ltd. are the sole owners of the Brilliant brand. We hereby appoint White Diamond Spirits Inc., of 3525 Harmon Avenue, City of Las Vegas, State of Nevada, as our agent for our products in all the States of the United States, as laid out in Appendix 2 (with exclusion of New Jersey), with full authority to act on our behalf in appointing, with the approval of Brilliant Spirits LTD, distributors, brokers; registering products, and posting prices as may be required by law.

2.   Term.

     This agreement shall be for a term of five (5) years based upon successive periods of five (5) years subject to the following provisions. The term is valid only under the conditions of performance by White Diamond as laid out in Appendix 4.

     (a) Provided both parties hereto are in compliance with the terms of this agreement and neither party has given to the other party written notice of its election to terminate this agreement pursuant to the provisions contained herein at least one hundred and twenty (120) days prior to the end of the initial term. This agreement shall continue for successive periods of five (5) years each. Both parties understand that all negotiated changes in provisions will be effected in writing prior to the end of each successive term.

     (b) If in the case that neither party defaults in performing any of the terms, conditions or promises of this agreement and continues in default for a period of forty-five (45) days after written notice thereof, either party shall have the right at the expiration of the forty-five (45) days notice of default, to terminate this agreement upon giving written notice of the termination at the end of the said forty-five (45) day period.

/s/ MM
/s/ IT



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


                                        3

     (c) If either party becomes insolvent, enters into a composition with its creditors, or if a receiver is appointed for it or if it is adjudicated a bankrupt, then either party shall have the right to terminate this agreement upon giving notice at least fifteen (15) days before the time when such termination is to take effect, and at the expiration of the fifteen (15) days, this agreement shall become null and void, but without prejudice to the right of either party to moneys due or to become due under this agreement.

          Purchase price and payment. All pricing of products by the Manufacturer will be pre-established and disclosed to White Diamond before White Diamond orders products from the Manufacturer for distribution. The Manufacturer's purchase price under each order will be the price effective at the time of acceptance of that order. The price list in effect from the date of this agreement until the expiry of the initial term of this agreement is set forth in Appendix 3 attached hereto and incorporated by reference herein. The parties agree to meet and discuss pricing relationships in the United States market every six months. (Further, White Diamond agrees that the product pricing detailed on Appendix 3 requires White Diamond to provide its own advertising within the territories).

3. The parties agree to cooperate in developing suitable advertising materials and the Manufacturer agrees to provide White Diamond with access to all graphic standards, artwork and other in-house or commercially prepared advertising materials.

4. This agreement will become active upon placement of an initial order and payment of not less than 100,000 US dollars for said order.

5. White Diamond shall pay the Manufacturer by irrevocable transferable letter of credit for all deliveries payable against shipping documents FOB port UK. Letter of credit will be opened upon placing order and be valid for 120 days. Direct wire transfer initiated from White Diamond to the Manufacturer will also initiate production & shipment of product.

6. Minimum purchase requirements. White Diamond agrees to purchase during the initial term of this agreement authorized product volumes in accordance with Appendix 4.


/s/ MM
/s/ IT



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                                        4

7. Orders and deliveries. Orders shall be placed with the Manufacturer at the address set forth above and the Manufacturer shall supply White Diamond with the products covered by this agreement in the regular course of its business. The Manufacturer will use best efforts to supply product at the Manufacturers designated supply point provided in paragraph 6 within 60 days of placing order.

8. Transportation. The Manufacturer shall deliver its products by any method of transportation specified by White Diamond, at the designated supply point in the UK.

9. Purchase of products. White Diamond shall maintain an inventory of the Manufacturer's products at all times adequate to satisfy the demand of White Diamond's customer for such products. The determination of such quantities shall be at White Diamonds sole discretion. All customs clearance expenses and customs import duty in the Territory is the responsibility of White Diamond and the present National Importer.

10. Title and risk of loss. Title to all products sold hereunder, and the risk of loss, shall pass to White Diamond FOB, White Diamond designated carrier.

11. Selling Effort. White Diamond shall use its best efforts to market and sell at wholesale the products covered by this agreement in the territories specified.

12. Obligations on termination. Upon the termination of this agreement as provided herein the Manufacturer shall have the option to repurchase the products then in possession of White Diamond, and available for sale, at prices originally billed to White Diamond, and with deductions from moneys due or to become due to the Manufacturer under this agreement. As to any of the Manufacturer's products not repurchased by it within 30 days of such termination, White Diamond shall have the right to dispose of such products in the regular course of its business.

13. Notices. All notices, requests, demands, and other communications under this agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given or on the third day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and unless either party should notify the other of a change of address.

/s/ MM
/s/ IT


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

                                        5

TO:      THE MANUFACTURER
         Brilliant Spirit Ltd.
         56 St. Margarets Ave.
         Dublin 5, Ireland

TO:      WHITE DIAMOND
         White Diamond Spirits Inc.
         3525 Harmon Avenue
         Las Vegas, Nevada
         USA, 89121

14. Independent contractor. White Diamond is in a business independent from that of the Manufacturer and is to be regarded as an independent contractor. Neither party is in any sense to be regarded as the principal or agent, or employer or employee, of the other.

15. Assignment. This agreement shall not be transferred, assigned or any rights granted thereunder without the prior written consent of the parties hereto.

16. Governing law; Entire agreement. The laws of the State of Nevada shall govern this agreement. The agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties. Any future modification or addendum to this agreement is invalid unless in writing signed by all parties.

In witness whereof, the parties have executed this agreement in counterpart on the 14 day of April, 1999.



BRILLIANT SPIRIT LTD.

((Company Stamp))

/s/ Igor Trakhtenberg
----------------------
Igor Trakhtenberg - General Manager


MARK L. TWEED
Barrister and Solicitos

3100 Vancouver Center -- West Georgia Street
Vancouver, B.C. V6B 4P3



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


WHITE DIAMOND SPIRITS INC.

((Company Stamp))

/s/ Michael Marleau
-------------------
Michael Marleau - President CE



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


                                    EXHIBIT A

          The "Brilliant Spirit" product line includes the following products:

VODKA"BRILLIANT"-  Hexagonal  Glass Bottles with  Detachable Shot Glass 750 ml -
                   40% Alcohol

VODKA "BRILLIANT"- Hexagonal Deluxe Vodka Special Edition 750 ml - 40% Alcohol

VODKA "BRILLIANT"- Hexagonal Plastic Bottles 50 ml - 40% Alcohol

VODKA "BRILLIANT"- Hexagonal Glass Bottles 100 ml - 40% Alcohol

VODKA "BRILLIANT"- Flavored in Hexagonal Glass Bottles 750 ml - 40% Alcohol

VODKA "BRILLIANT"- Flavored in Six Sided Glass Bottles 100 ml-40% Alcohol

(Flavors include: Cranberry, Blackcurrant, Cherry, Lemon, Almond and Tarragon)

VODKA "BRILLIANT"- Flavored Gift Set 7x 100 ml/box (Clear and Assorted Flavors)

VODKA "RUSSIAN DIPLOMAT-BRILLIANT STAR 2000


/s/ Igor Trakhtenberg               /s/ Michael Marleau
---------------------               -------------------
((Company Stamp))                   ((Company Stamp))
BRILLIANT SPIRIT LTD                WHITE DIAMOND SPIRITS INC



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


                                   APPENDIX 1

The "Brilliant Spirit" product line authorized for sale to White Diamond include the following products:

VODKA"BRILLIANT"-  Clear  Hexagonal Glass Bottles with Detachable Shot Glass 750 ml - 40% Alcohol

VODKA"BRILLIANT"-  Deluxe Vodka  Special  Edition  Hexagonal  Glass Bottles with
                   Detachable Shot Glass 750 ml - 40% Alcohol

VODKA"BRILLIANT"-  Promotional / Sample Size Hexagonal  Plastic  Bottles 50 ml -
                   40% Alcohol

VODKA"BRILLIANT"-  Promotional  / Sample Size  Hexagonal  Glass Bottles 100 ml -
                   40% Alcohol



/s/ Igor Trakhtenberg               /s/ Michael Marleau
---------------------               -------------------
((Company Stamp))                   ((Company Stamp))
BRILLIANT SPIRIT LTD                WHITE DIAMOND SPIRITS INC


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


                                   APPENDIX 2

The "Territory" as referred to in the Agreement includes the following:

All of the United States of America, & Canada with the exception of the State of New Jersey.

The Manufacturer grants approval to White Diamond Inc. to initiate and conclude agreements with any "Multi-State" wholesale distributor for and including all states within the Multi-State Distributors jurisdictional control.

/s/ Igor Trakhtenberg               /s/ Michael Marleau
---------------------               -------------------
((Company Stamp))                   ((Company Stamp))
BRILLIANT SPIRIT LTD                WHITE DIAMOND SPIRITS INC



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                                   APPENDIX 3

Pricing as established:


BRILLIANT CLEAR 12 x 750ml, 40% alc/vol. Ex-Works, Scotland, UK

                         $60.00 USD (Sixty)


BRILLIANT Deluxe Special Edition 12 x 750ml, 40% alc/vol Ex-Works, Scotland, UK

                         $78.00 USD (Seventy-eight)


BRILLIANT - Hexagonal Plastic Bottles - 50ml, 40% alc/vol Ex-Works, Scotland, UK

                         $0.60 USD (sixty cents) per bottle


BRILLIANT - Hexagonal Glass Bottles - 100ml, 40% alc/vol Ex-Works, Scotland, UK

                         $1.10 USD (one dollar and ten cents) per bottle



Pricing as established subject to revision after the initial 18 month period.


/s/ Igor Trakhtenberg               /s/ Michael Marleau
---------------------               -------------------
((Company Stamp))                   ((Company Stamp))
BRILLIANT SPIRIT LTD                WHITE DIAMOND SPIRITS INC



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                                APPENDIX 4 Page 1

During the term of the agreement White Diamond agrees to purchase the following minimum amounts in the following schedule:

For the first 18 months 60 000 (sixty thousand) cases including mixed sizes:

Increments of cases to be ordered shall be estimated quarterly and adjusted up or down depending on the timing of distributorship appointments, trend of market, premium vodka growth and overall economic growth in the consumer index.

1st Quarter - (3 months) cases to be purchased through Brilliant Spirit Ltd.

7,000 - 7,500 cases


2nd Quarter - (3 months) cases to be purchased through Brilliant Spirit Ltd.

7,000 - 8,000 cases


3rd Quarter - (3 months) cases to be purchased through Brilliant Spirit Ltd.

7,500 - 8,000 cases


4th Quarter - (3 months) cases to be purchased through Brilliant Spirit Ltd.

10,000 - 12,000 cases


*12 month cases to be purchased

31,500 cases


5th Quarter - (3 months) cases to be purchased through Brilliant Spirit Ltd.

15,000 - 18,000 cases


**18 month cases to be purchased

61,500 cases


                                    /s/ M M
                                    --------
((Company Stamp))                   ((Company Stamp))
BRILLIANT SPIRIT LTD                WHITE DIAMOND SPIRITS INC



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                                APPENDIX 4 Page 2

Thereafter

for the next 12 - months 90 000 (ninety thousand) cases including mixed sizes (minimum purchases being 22 500 cases per quarter)

and the next 30 months 300 000 (three hundred thousand) including mixed sizes (minimum purchases being 30 000 cases per quarter)

If the minimum purchases and payments are not made within three months of the agreement taking effect as in para 4 of the agreement, para 2 (b) comes into effect and the agreement terminates at the end of the forty five day notice. Default in minimum quantity targets are subject to notices in para 2 (b) of the agreement.

/s/ Igor Trakhtenberg               /s/ Michael Marleau
---------------------               -------------------
((Company Stamp))                   ((Company Stamp))
BRILLIANT SPIRIT LTD                WHITE DIAMOND SPIRITS INC



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                                   APPENDIX 6

It is further agreed that a royalty payment shall be made by WDS Inc. to Brilliant Spirit US Inc. of 14 Woodbridge Place, Langhorne, PA, 19053, USA.

The said royalty payment shall be the amount of $0.17 USD for each unit of 750 ml "Brilliant" vodka sold in the U.S.A. only.

The said royalty payment shall be payable within thirty (30) days of clearance of receivables for relevant product units sold in the U.S.A. only and shall remain at the sole discretion of WDS Inc.



/s/ Igor Trakhtenberg               /s/ Michael Marleau
---------------------               -------------------
((Company Stamp))                   ((Company Stamp))
BRILLIANT SPIRIT LTD                WHITE DIAMOND SPIRITS INC


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